EXHIBIT 99.1

                    MONTHLY CERTIFICATEHOLDERS' STATEMENT***

                        FOR THE MONTH ENDED JANUARY 2003

                      GENERAL ELECTRIC CAPITAL CORPORATION

                     _______________________________________


                          JCP MASTER CREDIT CARD TRUST
                     _______________________________________


                         5.50% ASSET BACKED CERTIFICATES
                               SERIES E (Class A)
                               CUSIP NO. 466115AE2


                 Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of January 15, 1997, Amendment No. 2 dated as of January 15, 1999, Amendment No. 3 dated as of June 28, 2002, and Amendment No. 4 dated as of March 3, 2003 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables Inc., JCPenney Company, Inc. ("JCPenney"), as Servicer and JPMorgan Chase Bank, f/k/a The Chase Manhattan Bank, as successor in interest to The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of January 6, 1999) is required to prepare certain Information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The Information which is required to be prepared with respect to the Distribution Date of February 17, 2003, and with respect to the performance of the Trust during the month of January 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Class A of this Series (a "Certificate").
       Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


       A.        Information Regarding the Current Monthly Distribution
                 (Stated on the Basis of $1,000 Original Certificate Principal
                 Amount) for Class A of this Series.


          1.   The total amount of the distribution to Certificateholders per
               $1,000 original Certificate Principal amount .......................             $ 4.58






                                     Page 1

          2.   The amount of the distribution set forth in paragraph 1 above allocable to Certificate Principal, per $1,000 original
               Certificate Principal amount........................................             $ 0.00


          3.   The amount of the distribution set forth in paragraph 1 above allocable to Certificate Interest, per $1,000 original
               Certificate Principal amount........................................             $ 4.58


     B. Information Regarding the Performance of the Trust.
        ---------------------------------------------------

           1.  Collection of Principal Receivables
               -----------------------------------

               (a)  The aggregate amount of Collections of Principal Receivables processed which were allocated in respect of the
                    Certificates of Class A of this Series.........................      $ 111,205,315


               (b)  The Discounted Percentage in Respect of the Collections of
                    Principal Receivables set forth in paragraph
                    1.(a)above.....................................................              0.00%

               (c)  The net amount of Collections of Principal Receivables processed which were allocated in respect of the
                    Certificates of Class A of this Series.........................      $ 111,205,315


           2.  Collection of Finance Charge Receivables
               ----------------------------------------

               (a)  The aggregate amount of Collections of Finance Charge
                    Receivables processed which were allocated in respect of the
                    Certificates of Class A of this Series.........................       $ 15,665,443




                                     Page 2

               (b)  The aggregate amount of Discount Option Receivable
                    Collections which were allocated in respect of the
                    Certificates of Class A of this Series.........................             $ 0.00



               (c)  The portion of Collections of Finance Charge Receivables set forth in paragraph 2.(a) above which were allocated in
                    respect of the Certificates of other Series....................             $ 0.00


               (d)  The net amount of Collections of Finance Charge Receivables which were allocated in respect of the Certificates of Class
                    A of this Series...............................................       $ 15,665,443


           3.  Net Recoveries
               --------------

               The aggregate amount of Net Recoveries which were allocated in
               respect of the Certificates of Class A of this Series...............             $ 0.00



           4.  Principal Receivables in the Trust
               ----------------------------------

               (a)  The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of such month
                    (which reflects the Principal Receivables represented by the
                    JCPR Amount and by the Aggregate Investor Amount)..............     $1,379,721,489

               (b)  The amount of Principal Receivables in the Trust represented by the Aggregate Investor Amount as of the end of the day on
                    the last day of such month ....................................      $ 792,682,926




                                     Page 3

               (c)  The Aggregate Investor Amount set forth in paragraph 4(b)
                    above as a percentage of the aggregate amount of Principal
                    Receivables set forth in paragraph 4(a) above..................             57.45%

               (d)  The Aggregate Investor Amount for Class A of this Series as a percentage of the aggregate amount of Principal
                    Receivables in the Trust as set forth in paragraph 4(a)
                    above..........................................................             47.11%


           5.  Delinquent Balances
               -------------------

          The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                                                             Aggregate
                                                                                            Account Balance
                                                                                            ---------------
          (a)1 month: .............................................................    $    73,729,679
          (b)2 months:.............................................................         22,118,647
          (c)3 months: ............................................................         14,223,974
          (d)4 months:.............................................................         10,979,928
          (d)5 months:.............................................................          8,609,773
          (d)6 months:.............................................................          5,312,489

                                                                                 Total: $  134,974,490

           6.  Investor Default Amount
               -----------------------

          The aggregate amount of the Investor Default Amount which was allocated in respect of the Certificates of Class A of this
          Series...................................................................        $ 5,607,115


           7.  Investor Charge Offs;
               ---------------------
               Reimbursement of Charge Offs
               ----------------------------

               (a)  The aggregate amount of Investor Charge Offs which was allocated in respect of the Certificates of Class A of this
                    Series.........................................................          $    0.00

               (b)  The amount of the Investor Charge Offs set forth in
                    paragraph 7(a) above, per $1,000 original Certificate
                    Principal amount (which will have the effect of reducing pro rata, the amount of each --- ---- Certificateholder's
                    investment) allocated to Class A of this Series
                    ...............................................................          $    0.00



                                     Page 4

               (c)  The aggregate amount reimbursed to the Trust in the current month from drawings under the Letter of Credit in respect of
                    Investor Charge Offs in prior months...........................          $    0.00



               (d)  The amount set forth in paragraph 7(c) above, per $1,000 original Certificate Principal amount (which will have the effect of increasing, pro rata, the amount of each
                    Certificateholder's --- ---- investment) allocated to Class
                    A of this Series...............................................           $   0.00



           8.  Investor Monthly Servicing Fee
               ------------------------------

               The amount of the Investor Monthly Servicing Fee for Class A of this Series for the preceding Monthly Period payable by the Trust
               to the Servicer ....................................................     $    1,083,333



           9.  Investor Monthly Facility Fee
               -----------------------------

               The amount of the Investor Monthly Facility Fee for Class A of this Series for the preceding Monthly Period payable by the Trust
               to JCPR.............................................................           $   0.00



           10. Available L/C Amount
               ---------------------

               The Available L/C Amount as of the close of business on the
               Distribution Date specified above for Class A of this Series........           $   0.00







                                     Page 5

           C. The Pool Factor.
              ----------------

                    The Pool Factor (which represents the ratio of the Adjusted
                    Investor Amount for Class A of this Series as of the end of the last day of such month to the applicable Initial
                    Investor Amount). (The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by
                    multiplying the original denomination of the Holder's
                    Certificate by the Pool Factor) ...............................           1.000000




*** In the course of an ongoing internal audit of the JCP Master Credit Card Trust, the Servicer has determined that inadvertent errors have been made in the calculation of Finance Charge Receivables, Principal Receivables, Recoveries and the Investor Default Amount for the period covered by this report and prior periods. As a result, this data has not been properly reported or allocated (collectively, the "Calculation and Allocation Errors") and certain information reported on the Monthly Servicer's Certificates and the Monthly Certificateholders' Statements has been and continues to be misstated.

Notwithstanding the Calculation and Allocations Errors, the Class A Certificateholders have always received the proper amount of Class A Monthly Interest and Class A Monthly Principal that was due and payable in accordance with the Series E Supplement. In the opinion of the Servicer, these Calculation and Allocation Errors do not have a material adverse effect on the Certificateholders.

The Servicer is in the process of completing its internal audit of the JCP Master Credit Card Trust and expects to provide corrected data in the form of an amended Monthly Servicer's Certificate and an amended Monthly
Certificateholders' Statement as soon as such data is available.

           In witness whereof, the undersigned has duly executed and delivered this Monthly Certificateholders' Statement this 3rd day of March, 2003.





                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as Servicer






                                      By: /s/ Iain J. Mackay
                                          --------------------------------------
                                          Name: Iain J. Mackay
                                          Title: Vice President








                                     Page 7